EXHIBIT 10.5.2
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. Contract ID Code            Page i            of Pages l 0003 Apr 30, 2008 NTIA9110-8-38133 6. Issued By Code F600 1201 7. Administered By (If other than Item 6) Code DOC/NOAA/AGO STAFF OFFICE & EXTFRNAL CLIENTS, AD SEE BLOCK 6 1305 EAST WEST HIGHWAY, RM 7601 SILVER SPRING, MD 20910 SHARON BALILEA 301-713-0839 199 8. Name and Address of Contractor (No, Street, County, and Zip Code) (X) 9A. Amendment of Solicitation No. NEUSTAR, INC. 46000 CENTER OAK PLAZA            Vendor ID: 00000190 DUNS: 112403295 9B. Date (See item 11) STERLING VA 201666593 CAGE: 3DXC3 X 10A. Modification of Contract/Order No. DG1335-08-CN-0002 Oct 18, 2007 Code Facility Code 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitaion is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended is not extended. Offers must acknowledge receipt of this amendment prior So the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15. and returning            copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDG MENT TO BE RECEIVED AT THE PUCE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER, if by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. Accounting and Appropriation Data (if required)
See Schedule $US 0.00 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS. it modifies the contract/order no. as desdribed in item 14 (x) A. This change order is issued pursuant to: (Specify authority) The changes set forth in item 14 are made in the Contract Order No. in item 10A. Tha above numbered Contract/Order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) Set fourth item 14. pursuant to the authority of FAR 43.103 (b) C This supplemental agreement is entered into pursuant to authority of: x D. D. Other (Specify type of modification and authority) FAR Part 33.104 e. important: ORTANT: Contractor :x is not is required to sign this document and return copies to the issuing office. 14 Description of Amendment/Modification (Organized by UCF section heading solicitation/contract subject matter where feasible.) The purpose of this modification is to lift the “stop performance” issued in Modification 0002 while corrective action to the GAO protest was being taken. Neustar is to continue performance on this contract. DG1335-08-CN-OO02. Except as provided herein, all terms and. conditions of the document refrenced in item 9A or 10A. as heretofore changed, remains unchanged and in full force and effect. 15A. Name and Title of Signer (Type or Print) 16 A. Name and title of Contracting Officer (Type or Print) SHARON BALILEA 301-713-0839 199 CONTRACTING OFFICER sharon balilea@noaa.gov 15B. Contract offeror 15C - Date Signed 16B. United Slates of America 16C, Date Signed April 30, 2008 Apr 30, 2008 (Siqnature of person (Signature of Contracting Officer) authorized to sign) NSN 7540-01-152-8070 30-105 STANDARD FORM 30 (REV 10-83) PREVIOUS EDITIONS UNUSABLE CUSTOMER COPY Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	
PAGE OF PAGES	1 | 1
2. AMENDMENT/MODIFICAITON NO.	0004
3. EFFECTIVE DATE	May 27, 2008
4. REQUISITION/PURCHASE REQ. NO.	
5. PROJECT NO. (If applicable)	
6. ISSUED BY CODE	DOC/NOAA/AGO STAFF OFFICE & EXTERNAL CLIENTS, AD 1305 EAST WEST HIGHWAY, RM 7601 SILVER SPRING, MD 20910 SHARON BALILEA 301.713.0838 X 199
7. ADMINISTERED BY (If other than Item 6) CODE	
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	NEUSTAR, INC. 46000 CENTER OAK PLAZA STERLING VA 201666593 Vendor ID: 00000190 DUNS: 112403295 CAGE: 3DXC3
CODE	
FACILITY CODE	
(X) 9A. AMENDMENT OF SOLICIATION NO.	☐
9B. DATED (SEE ITEM 11)	
10A. MODIFICATION OF CONTRACT/ORDER NO.	☒ DG1335-08-CN-0002
10B. DATED (SEE ITEM 13)	Oct 18, 2007

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a)By completing items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule $US 0.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☒	D. OTHER (Specify type of modification and authority) FAR Part 33.104

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to suspend performance on this contract as provided in FAR Part 33.104 due to receipt of GAO protest of the award.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	Steven Boyce VP Finance & Corporate Controller
15B. CONTRACTOR/OFFEROR	(signature) (Signature of person authorized to sign)
15C. DATE SIGNED	May 29, 2008
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	SHARON BALILEA, Contracting Officer sharon.balilea@noaa.gov
16B. UNITED STATES OF AMERICA	(signature) (Signature of Contracting Officer)
16C. DATE SIGNED	29 may 08

NSN 7540-01-152-8070
Previous edition unusable
STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243